EXHIBIT 10.24.1
WESTERN GOLDFIELDS, INC.
Office:   7000 Independence Parkway                   Telephone (972)208-0696
          Suite 160, #135                                   Fax (972)208-2155
          Plano, Texas 75025
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January 6, 2004

Mr. Perry Durning
La Cuesta International, Inc. (LCI)
El Cajon Office
1805 Wedgemere Road
El Cajon, CA 92020
(619) 688-9272

     RE:  Letter of Interest - Johnson and Mealy Mining Lease
          Assignments/Transfers and Royalty Agreement

Dear Mr. Durning,

     Pursuant to our discussions over the past few weeks, Western Goldfields, Inc. (Western Goldfields) is interested in entering into an Exploration and Mining Acquisition and Royalty Agreement with La Cuesta International, Inc.
(LCI) for the assignment of the Johnson and Mealy Mining Lease Agreements.

     The suggested terms proposed are as follows:

     1. A one-time payment of US $10,000 to LCI for the assignment and transfer of all rights, titles and interest of the Mealy and Johnson Mining Lease Agreements to WG.
     2. Reimbursement of US $10,500 to LCI's for securing and maintaining mining lease payments made to Mealy (7/1/03 - $2,500; 1/1/04 - $5,000) and Johnson (9/8/03 $1,000; 12/19/03 - $2,000).
     3. WG will issue LCI 25,000 shares of its common stock and include these shares in a subsequent amendment to its SB2 registration statement currently being filed.
     4. A % Net Smelter Return Royalty from the mealy and Johnson properties as defined in the Mealy and Johnson Mining Lease Agreements.
     5. Should WG choose to terminate either or both mining leases, LCI shall be given the option to have the unencumbered leases assigned back to LCI. Upon assignment back to LCI, LCI would assume all terms and conditions of lease or leases.
     6. WG shall have the right to transfer any and all rights, titles, and interests of the Mealy and/or Johnson Mining Leases Agreements or Mining Property.


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A formal agreement shall be completed between LCI and WG as soon as reasonably practical incorporating the above terms and general terms.

If you agree to the terms outlined above, please so indicate by signing below and returning one original to me.

Sincerely,

Toby (Thomas) K. Mancuso

ACCEPTED AND AGREED to this  7  day of January 2004
                            ---

LA CUESTA INTERNATIONAL, INC.

By:  /s/ W. Perry Durning
   ----------------------
Name:  Perry W. Durning
Title:  President

ACCEPTED AND AGREED to this  6  day of January 2004
                            ---

WESTERN GOLDFIELDS, INC.

By:  /s/ Thomas K. Mancuso
   -----------------------
Name:  Thomas K. Mancuso
Title:  President


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